UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 27, 2011

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2011, Merit Medical Systems, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  A total of 28,727,863 shares of the Company’s common stock were entitled to vote as of April 8, 2011, the record date for the Annual Meeting, of which 25,762,590 shares were represented in person or by proxy at the Annual Meeting.

The shareholders of the Company voted on the following matters at the Annual Meeting: (i) the election of two directors of the Company, to serve until the annual meeting of the Company’s shareholders in 2014 and until their respective successors have been duly elected and qualified, (ii) a non-binding advisory resolution to approve the compensation of the Company’s named executive officers, otherwise known as a “say-on-pay” vote, (iii) a non-binding advisory resolution to determine whether the Company’s shareholders will be asked to approve the compensation of the Company’s named executive officers every one, two or three years, and  (iv) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Proposal 1

Each of the two nominees listed below was elected to serve as a director of the Company with a three-year term expiring in 2014.

The votes cast for or withheld for each nominee, excluding 2,100,351 broker non-votes, were as follows:

Nominee	For	Withheld
James J. Ellis	22,113,814	1,548,425
Kent W. Stanger	21,990,583	1,671,656

Proposal 2

The results of the voting on the non-binding advisory resolution to approve the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

20,298,640	1,960,046	1,403,553	2,100,351

Accordingly, a majority of votes cast with respect to the advisory “say-on-pay” resolution were “for” approval of the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement distributed in connection with the Annual Meeting.

Proposal 3

The results of the voting on the non-binding advisory resolution on the frequency of future “say-on-pay” votes were as follows:

“Say-on-Frequency” Votes	Votes For, Abstentions and Broker Non-Votes
Every Year	14,963,989
Every Two Years	498,547
Every Three Years	6,786,805
Abstentions	1,412,898
Broker Non-Votes	2,100,351

In light of the voting results with respect to the frequency of future shareholder advisory votes on executive compensation, the Company intends to hold an advisory vote on executive compensation on an annual basis until the next required vote on the frequency of executive compensation.

Proposal 4

The Company’s shareholders ratified the appointment of Deloitte and Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The voting results with respect to the proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accountant were as follows:

	For	Opposed	Abstained
Ratification of appointment of Deloitte & Touche LLP	25,093,025	617,105	52,460

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: June 1, 2011	By:	/s/ Rashelle Perry
Rashelle Perry
Chief Legal Officer